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Scudder Large Company Value Fund

Class AARP and Class S Shares

Semiannual Report

January 31, 2003

Contents

<Click Here>3 Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Large Company Value Fund	Ticker Symbol	Fund Number
Class AARP	SLCOX	249
Class S	SCDUX	049

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

The US stock market remains mired in a slump that is now almost three years old. This downturn, one of the worst in market history, is the longest since the early days of World War II. Undoubtedly, this is frustrating for mutual fund investors, particularly for those who got started in the late 1990s and missed the benefit of stocks' long run-up during the previous decade.

As a result, many investors are likely asking themselves, "What should I do next?" At times such as these, your natural reaction may be to sell your stock funds and seek safer investments. However, it is important to remember that it is often when the market outlook appears to be most bleak that opportunities may in fact be most compelling. This is because investor anxiety drives down the prices of virtually all companies regardless of their fundamental strengths. We encourage investors who have held on through the down market to keep this in mind when deciding on the best way to cope with slumping stock prices.

Risks remain in place, of course. Most notably, the economy remains sluggish and geopolitical tensions are high. It is therefore likely that short-term market downturns will be commonplace in the months ahead. Nevertheless, stocks remain the best option for patient investors who require long-term growth of assets. We encourage you to maintain a long-term focus regardless of what direction the market takes in the months ahead, so you will be able to reap the benefits when the stock market ultimately begins to recover.

Sincerely,

President
Scudder Large Company Value Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary January 31, 2003

Average Annual Total Returns
Scudder Large Company Value Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class S	-5.47%	-18.46%	-5.51%	-1.06%	7.51%
Russell 1000 Value Index+	-4.56%	-16.93%	-4.87%	.95%	10.22%

Scudder Large Company Value Fund	6-Month	1-Year	Life of Class*
Class AARP	-5.41%	-18.45%	-11.28%
Russell 1000 Value Index+	-4.56%	-16.93%	-8.82%

* On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 1/31/03	$ 17.88	$ 17.88
7/31/02	$ 19.26	$ 19.26
Distribution Information: Six Months: Income Dividends	$ .35	$ .35

Class S Lipper Rankings - Large-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	110	of	380	29
3-Year	99	of	269	37
5-Year	85	of	201	43
10-Year	40	of	67	59

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Large Company Value Fund - Class S [] Russell 1000 Value Index+

Yearly periods ended January 31

Comparative Results
Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,154	$8,437	$9,482	$20,627
	Average annual total return	-18.46%	-5.51%	-1.06%	7.51%
Russell 1000 Value Index+	Growth of $10,000	$8,307	$8,609	$10,486	$26,453
	Average annual total return	-16.93%	-4.87%	.95%	10.22%

The growth of $10,000 is cumulative.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the Fund's most up-to-date performance.

Portfolio Management Review

In the following Portfolio Management Review, Portfolio Manager Lois Roman discusses market conditions and Scudder Large Company Value Fund's investment strategy during the six-month period ended January 31, 2003.

Q: Will you provide an overview of the market environment and the fund's performance?

A: The markets remained tumultuous due to disappointing corporate earnings and geopolitical events, including a potential war with Iraq. At the start of the reporting period - August 1, 2002 - the stock market was regaining its footing from a sharp decline in late July. Stocks rose in August as investors looked for bargains. The gains were short-lived, however, and the market sank to new lows in early October. In November and December, the market gained, led by a rally in technology and telecommunications stocks. The enthusiasm was again temporary and stocks fell in January as concerns of a war heated up. Despite another cut in interest rates by the Federal Reserve Board and talk of more economic stimulus, the markets did not respond. While all equity asset classes lost ground during the period, large value stocks weathered the storm somewhat better than their growth counterparts.

The fund, like the broad market, lost ground for the six months ended January 31, 2003. Class S shares posted a total return of -5.47%. The Russell 1000 Value Index1, the fund's benchmark, also declined but lost less ground, returning -4.56%.The fund, like the broad market, lost ground for the six months ended January 31, 2003. Class A shares (unadjusted for sales charges) posted a total return of -5.52%. The Russell 1000 Value Index1, the fund's benchmark, also declined but lost less ground, returning -4.56%.

Q: Will you explain the reasons for the fund's relative underperformance?

A: Technology holdings were the primary contributor to the fund's underperformance relative to the Russell 1000 Value Index benchmark. Our exposure to the technology sector was in line with the benchmark. However, our stock selection and lack of exposure to certain industries within technology hurt performance. The fund benefited from its overweight position (larger position than the benchmark) in IBM - a relatively diversified tech holding. Unfortunately, IBM's gains were offset by underperformance from smaller positions in LSI Logic Corp. and Avnet Inc. We sold Avnet during the period as it no longer met all of our investment criteria, but held on to LSI as we expect it to recover.

The fund's telecommunications stocks also underperformed the fund's benchmark. The timing of our investment in BellSouth was the primary detractor. We maintained an overweight position in the stock early in the period. This overweight hurt performance as the stock declined sharply through October. Before the stock hit its low point in October, we reduced our position. Then BellSouth rallied from October through the end of the period, and our underweight position hurt the fund's performance relative to the benchmark.

Q: Which sectors or stocks added to fund performance?

A: Good stock selection within financials and health care helped performance relative to the benchmark.

Over the period, we focused the fund's financial investments in banks. This strategy continued to help the fund in this six-month period as banks continued to gain. The fund's top performers were FleetBoston Financial Corp., Bank of America Corp. and Wachovia Corp.

Last summer, we built a strong position in depressed drug stocks that we believed were poised for a rebound. Our timing was good, and the fund benefited as these stocks rallied throughout the period. Our position in Pharmacia Corp. performed exceptionally well due to the news that Pfizer, a pharmaceutical powerhouse, planned to acquire the company.

Q: Did the economy or geopolitical concerns cause you to alter the portfolio's structure?

A: We believe it's difficult to predict the direction of the economy and impossible to predict geopolitical events. When structuring the portfolio, we stick to what we know - and rely on our disciplined three-step investment process to build a solid value portfolio. With that said, we have tried to reduce the risk profile of the portfolio. While the stock market is volatile and uncertain by nature, we expect to see a higher degree of volatility over the coming year. To mitigate the impact of such volatility, we've begun reducing large overweight positions in individual stocks that are nearing our price targets and we've begun spreading those assets across the portfolio. If we have strong conviction in a fund holding, we'll still overweight it, but we think it is more prudent to diversify the risk over the entire portfolio in this market environment.

Q: Will you explain your three-step investment process?

A: As value investors, we search the marketplace for undervalued stocks, and we won't pay a premium for any stock in the pursuit of short-term gains. Our investment process can be broken down into three steps:

First, we rely heavily on a proprietary quantitative model developed at Scudder. We define our investment universe as the 1,000 securities in the Russell 1000 Index - a group of 1,000 large-cap stocks. (Large-cap stocks are companies whose outstanding common stock is valued at more than $1 billion.) Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The cheapest 40% of those stocks - the four most attractive deciles - are issues we may consider adding to our portfolio. The most expensive 20% are those we would consider selling. Everything else is typically held if it is already in the portfolio and the positive investment thesis remains intact.

Next, our internal research analysts provide us with qualitative assessments of the 400+ stocks that generally pass the screen. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those names to figure out which ones offer the strongest upside potential and which ones we should avoid because they may simply get cheaper over time.

Last, we try to assess the risk factors associated with the companies we consider candidates for purchase. Questions we may ask at this stage include: Will the direction of interest rates affect the company's performance? How may the stock perform if there is a downturn or an uptick in the economy? Does it complement the other holdings in the portfolio? How would its addition affect overall portfolio risk? Our consideration of these factors seeks to reduce the overall risk profile of the fund.

Q: What's your outlook for the markets and Scudder Large Company Value Fund?

A: We have continued to endure an extremely challenging market environment. But it is important to remember that downturns never last forever. And while we don't believe the market will recover quickly, we do expect stocks to improve in 2003. We believe that the fund is structured to take advantage of an improving economy, and it should perform well in the coming period. But no matter what happens in the market, we'll stick to our strict investment discipline and maintain the fund's large-cap value style, just as we always have. We believe our style consistency benefits our shareholders, making it simpler for them to properly diversify their investments.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Asset Allocation	1/31/03	7/31/02

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/03	7/31/02

Financials	32%	31%
Consumer Discretionary	12%	13%
Materials	12%	10%
Energy	10%	9%
Health Care	8%	6%
Consumer Staples	6%	7%
Telecommunication Services	6%	7%
Information Technology	5%	6%
Industrials	5%	4%
Other	4%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2003 (29.7% of Portfolio)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	4.7%
2. Citigroup, Inc. Provider of diversified financial services	4.2%
3. Bank of America Corp. Provider of commercial banking services	3.8%
4. Wachovia Corp. Provider of financial services	2.9%
5. Pharmacia Corp. Researcher of biotechnology developments	2.6%
6. Verizon Communications, Inc. Provider of wireline voice and data services	2.4%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.4%
8. Lehman Brothers Holdings, Inc. Provider of investment management and stock brokerage services	2.3%
9. Harris Corp. Manufacturer of electronic systems, semiconductors, communications and office equipment	2.2%
10. ChevronTexaco Corp. Operator of petroleum exploration, delivery and refining facilities	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 96.7%
Consumer Discretionary 11.6%
Hotels, Restaurants & Leisure 2.9%
Brinker International, Inc.*	665,300	19,792,675
Hilton Hotels Corp.	1,350,900	15,819,039
Park Place Entertainment Corp.*	1,099,300	8,299,715
		43,911,429
Media 4.0%
AOL Time Warner, Inc.*	2,399,100	27,973,506
Comcast Corp. "A"*	437,436	11,648,921
Walt Disney Co.	1,264,200	22,123,500
		61,745,927
Multiline Retail 1.0%
Target Corp.	511,400	14,426,594
Specialty Retail 1.7%
Office Depot, Inc.*	612,400	8,175,540
Sherwin-Williams Co.	698,300	18,602,712
		26,778,252
Textiles, Apparel & Luxury Goods 2.0%
Jones Apparel Group, Inc.*	509,800	16,660,264
The Limited, Inc.	1,083,580	13,642,272
		30,302,536
Consumer Staples 5.6%
Food Products 3.1%
ConAgra Foods, Inc.	900,200	22,081,906
Unilever NV (New York shares)	442,385	25,087,653
		47,169,559
Household Products 2.5%
Kimberly-Clark Corp.	317,000	14,683,440
Procter & Gamble Co.	283,400	24,250,538
		38,933,978
Energy 9.5%
Oil & Gas
ChevronTexaco Corp.	516,500	33,262,600
ConocoPhillips	441,356	21,268,946
Exxon Mobil Corp.	2,110,830	72,084,845
Royal Dutch Petroleum Co. (New York shares)	453,500	18,997,115
		145,613,506
Financials 31.4%
Banks 16.4%
Bank of America Corp.	837,780	58,686,489
Charter One Financial, Inc.	555,700	16,065,287
FleetBoston Financial Corp.	1,178,054	30,758,990
J.P. Morgan Chase & Co.	1,043,260	24,349,688
Mellon Financial Corp.	1,341,400	30,677,818
US Bancorp.	744,900	15,717,390
Wachovia Corp.	1,250,400	44,976,888
Wells Fargo & Co.	635,600	30,108,372
		251,340,922
Diversified Financials 10.1%
American Express Co.	601,500	21,371,296
Citigroup, Inc.	1,870,330	64,301,945
Fannie Mae	249,800	16,162,060
Lehman Brothers Holdings, Inc.	635,000	34,626,550
Merrill Lynch & Co., Inc.	497,100	17,408,442
		153,870,293
Insurance 4.9%
Hartford Financial Services Group, Inc.	774,400	32,276,992
Principal Financial Group, Inc.	985,700	28,191,020
Travelers Property Casualty Corp. "A"*	722,306	11,708,580
Travelers Property Casualty Corp. "B"*	166,020	2,699,485
		74,876,077
Health Care 7.9%
Health Care Equipment & Supplies 1.4%
Guidant Corp.*	661,100	22,226,182
Pharmaceuticals 6.5%
Bristol-Myers Squibb Co.	999,600	23,580,564
Eli Lilly & Co.	397,300	23,933,352
Pharmacia Corp.	942,510	39,368,643
Wyeth	325,900	12,719,877
		99,602,436
Industrials 4.6%
Aerospace & Defense 2.6%
General Dynamics Corp.	130,300	8,618,042
United Technologies Corp.	481,000	30,581,980
		39,200,022
Road & Rail 2.0%
Burlington Northern Santa Fe Corp.	885,300	22,991,241
Canadian National Railway Co.	187,600	7,682,220
		30,673,461
Information Technology 5.0%
Communications Equipment 2.2%
Harris Corp.	1,083,600	33,808,320
Computers & Peripherals 2.4%
International Business Machines Corp.	460,300	36,009,269
Semiconductor Equipment & Products 0.4%
LSI Logic Corp.*	1,560,100	6,880,041
Materials 11.5%
Chemicals 6.7%
Dow Chemical Co.	975,600	28,350,936
E.I. du Pont de Nemours & Co.	344,900	13,061,363
Engelhard Corp.	689,600	14,281,616
Monsanto Co.	1,459,085	25,752,850
PPG Industries, Inc.	436,000	21,289,880
		102,736,645
Containers & Packaging 3.2%
International Paper Co.	794,200	28,352,940
Temple-Inland, Inc.	466,340	20,155,215
		48,508,155
Metals & Mining 1.6%
Inco Ltd.*	701,100	15,690,618
Phelps Dodge Corp.*	267,500	9,242,125
		24,932,743
Telecommunication Services 5.6%
Diversified Telecommunication Services
AT&T Corp.	270,440	5,268,171
BellSouth Corp.	681,200	15,517,736
SBC Communications, Inc.	1,113,600	27,216,384
Verizon Communications, Inc.	976,800	37,391,904
		85,394,195
Utilities 4.0%
Electric Utilities 2.9%
DTE Energy Co.	334,500	14,022,240
Exelon Corp.	455,637	23,205,592
FirstEnergy Corp.	239,800	7,481,760
		44,709,592
Multi-Utilities & Unregulated Power 1.1%
Duke Energy Corp.	983,600	16,750,708
Total Common Stocks (Cost $1,434,380,465)		1,480,400,842

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $50,431,346)	50,431,346	50,431,346
Total Investment Portfolio - 100.0% (Cost $1,484,811,811) (a)		1,530,832,188

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,486,063,881. At January 31, 2003, net unrealized appreciation for all securities based on tax cost was $44,768,307. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $208,788,305 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $164,019,998.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $1,484,811,811)	$ 1,530,832,188
Dividends receivable	2,343,496
Receivable for Fund shares sold	936,215
Total assets	1,534,111,899
Liabilities
Payable for Fund shares redeemed	1,587,815
Accrued management fee	771,871
Other accrued expenses and payables	559,876
Total liabilities	2,919,562
Net assets, at value	$ 1,531,192,337
Net Assets
Net assets consist of: Undistributed net investment income	6,624,538
Net unrealized appreciation (depreciation) on investments	46,020,377
Accumulated net realized gain (loss)	(243,402,888)
Paid-in capital	1,721,950,310
Net assets, at value	$ 1,531,192,337

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($15,058,443 / 842,250 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.88
Class S Net Asset Value, offering and redemption price per share ($1,374,224,648 / 76,879,033 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.88
Class A Net Asset Value and redemption price per share ($72,385,640 / 4,044,384 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.90
Maximum offering price per share (100 / 94.25 of 17.90)	$ 18.99
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,853,174 / 1,277,987 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.88
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,902,465 / 497,724 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.89
Class I Net Asset Value, offering and redemption price per share ($37,767,967 / 2,114,533 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $93,937)	$ 19,408,935
Interest	386,887
Total Income	19,795,822
Expenses: Management fee	4,900,114
Administrative fee	2,589,136
Distribution service fees	244,558
Trustees' fees and expenses	21,246
Other	20,456
Total expenses, before expense reductions	7,775,510
Expense reductions	(19)
Total expenses, after expense reductions	7,775,491
Net investment income (loss)	12,020,331
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(64,153,333)
Net unrealized appreciation (depreciation) during the period on investments	(40,868,980)
Net gain (loss) on investment transactions	(105,022,313)
Net increase (decrease) in net assets resulting from operations	$ (93,001,982)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income (loss)	$ 12,020,331	$ 24,792,999
Net realized gain (loss) on investment transactions	(64,153,333)	(173,676,191)
Net unrealized appreciation (depreciation) on investment transactions during the period	(40,868,980)	(342,854,061)
Net increase (decrease) in net assets resulting from operations	(93,001,982)	(491,737,253)
Distributions to shareholders from: Net investment income: Class AARP	(298,183)	(126,470)
Class S	(27,353,315)	(12,988,674)
Class A	(1,246,767)	(416,272)
Class B	(190,873)	-
Class C	(73,634)	-
Class I	(403,374)	(236,980)
Net realized gains: Class AARP	-	(1,350,936)
Class S	-	(138,963,534)
Class A	-	(6,972,903)
Class B	-	(2,378,527)
Class C	-	(781,729)
Class I	-	(1,936,842)
Fund share transactions: Proceeds from shares sold	98,989,759	292,801,117
Reinvestment of distributions	27,750,576	157,935,495
Cost of shares redeemed	(207,919,299)	(816,125,604)
Net increase (decrease) in net assets from Fund share transactions	(81,178,964)	(365,388,992)
Increase (decrease) in net assets	(203,747,092)	(1,023,279,112)
Net assets at beginning of period	1,734,939,429	2,758,218,541
Net assets at end of period (including undistributed net investment income of $6,624,538 and $24,170,353, respectively)	$ 1,531,192,337	$ 1,734,939,429

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 19.26	$ 26.19	$ 29.03
Income (loss) from investment operations: Net investment income (loss)[d]	.14	.27	.25
Net realized and unrealized gain (loss) on investment transactions	(1.17)	(5.35)	.04
Total from investment operations	(1.03)	(5.08)	.29
Less distributions from: Net investment income	(.35)	(.16)	(.32)
Net realized gains on investment transactions	-	(1.69)	(2.81)
Total distributions	(.35)	(1.85)	(3.13)
Net asset value, end of period	$ 17.88	$ 19.26	$ 26.19
Total Return (%)	(5.41)**	(20.33)	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	17	16
Ratio of expenses (%)	.92*	.89	.89*
Ratio of net investment income (loss) (%)	1.50*	1.16	1.11*
Portfolio turnover rate (%)	22*	52	80
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the year ended July 31.
[c] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
[d] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended July 31,	2003[a]	2002	2001	2000	1999[b]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 19.26	$ 26.18	$ 26.81	$ 30.05	$ 25.65	$ 28.98	$ 22.64
Income (loss) from investment operations: Net investment income (loss)[d]	.14	.27	.32	.33	.30[e]	.36	.38
Net realized and unrealized gain (loss) on investment transactions	(1.17)	(5.34)	2.18	(1.73)	6.38	(1.59)	8.60
Total from investment operations	(1.03)	(5.07)	2.50	(1.40)	6.68	(1.23)	8.98
Less distributions from: Net investment income	(.35)	(.16)	(.32)	(.39)	(.18)	(.24)	(.16)
Net realized gains on investment transactions	-	(1.69)	(2.81)	(1.45)	(2.10)	(1.86)	(2.48)
Total distributions	(.35)	(1.85)	(3.13)	(1.84)	(2.28)	(2.10)	(2.64)
Net asset value, end of period	$ 17.88	$ 19.26	$ 26.18	$ 26.81	$ 30.05	$ 25.65	$ 28.98
Total Return (%)	(5.47)**	(20.30)	8.68	(4.61)	26.79**	(4.54)	43.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,374	1,581	2,558	2,078	2,555	1,997	2,213
Ratio of expenses before expense reductions (%)	.92*	.89	.89	.95[f]	.87*	.88	.93
Ratio of expenses after expense reductions (%)	.92*	.89	.89	.94[f]	.87*	.88	.93
Ratio of net investment income (loss) (%)	1.50*	1.16	1.17	1.20	1.25*	1.25	1.51
Portfolio turnover rate (%)	22*	52	80	46	35*	40	43
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the ten months ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from September 30 to July 31.
[c] For the year ended September 30.
[d] Based on average shares outstanding during the period.
[e] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .94% and .94%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Company Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $79,102,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $98,304,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 24,170,353
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (79,102,000)
Net unrealized appreciation (depreciation) on investments	$ 85,043,953

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Year ended July 31, 2002

Distributions from ordinary income*	$ 26,180,353
Distributions from long-term capital gains	$ 139,972,514

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $170,263,205 and $276,483,637, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $1,500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $1,000,000,000 of such net assets, 0.525% of the next $1,000,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $5,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.350% and 0.10% of the average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly for the period August 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.40%, 0.40%, 0.405%, 0.425%, 0.415% and 0.155% of the average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2003
Class AARP	$ 25,587	$ 5,014
Class S	2,357,158	462,766
Class A	129,402	26,704
Class B	47,182	8,958
Class C	16,700	3,350
Class I	13,107	4,834
	$ 2,589,136	$ 511,626

The Administrative Services Agreement between the Advisor and the Fund will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 0.995%, 0.995%, 1.005%, 1.02%, 1.01% and 0.755% for Class AARP, S, A, B, C and I shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2003
Class B	$ 92,316	$ 15,869
Class C	34,686	6,080
	$ 127,002	$ 21,949

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2003	Effective Rate
Class A	$ 76,453	$ 10,958	0.20%
Class B	29,541	4,017	0.24%
Class C	11,562	2,079	0.25%
	$ 117,556	$ 17,054

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2003 aggregated $5,632.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2003, the CDSC for Class B and C shares aggregated $38,503 and $293, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2003, SDI received $1,950.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2003, totaled $386,887 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $19 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	165,020	$ 3,064,777	629,962	$ 14,499,841
Class S	2,931,485	54,393,230	9,352,603	214,462,620
Class A	923,108	17,300,530	2,136,936	48,921,477
Class B	107,186	1,979,082	329,325	7,557,086
Class C	99,731	1,834,170	221,652	5,026,519
Class I	1,086,530	20,417,970	104,307	2,333,574
		$ 98,989,759		$ 292,801,117
Shares issued to shareholders in reinvestment of distributions
Class AARP	15,484	$ 287,233	63,912	$ 1,416,932
Class S	1,379,538	25,590,431	6,501,763	144,144,229
Class A	65,736	1,221,364	325,739	7,231,403
Class B	9,499	176,496	99,751	2,214,484
Class C	3,858	71,678	33,992	754,625
Class I	21,769	403,374	98,185	2,173,822
		$ 27,750,576		$ 157,935,495
Shares redeemed
Class AARP	(228,195)	$ (4,127,737)	(428,459)	$ (9,447,126)
Class S	(9,552,310)	(176,377,022)	(31,461,834)	(733,365,824)
Class A	(1,059,158)	(19,634,032)	(2,217,489)	(49,852,853)
Class B	(220,918)	(4,061,590)	(487,272)	(10,888,323)
Class C	(111,119)	(2,050,030)	(214,324)	(4,833,543)
Class I	(90,810)	(1,668,888)	(343,087)	(7,737,935)
		$ (207,919,299)		$ (816,125,604)
Net increase (decrease)
Class AARP	(47,691)	$ (775,727)	265,415	$ 6,469,647
Class S	(5,241,287)	(96,393,361)	(15,607,468)	(374,758,975)
Class A	(70,314)	(1,112,138)	245,186	6,300,027
Class B	(104,233)	(1,906,012)	(58,196)	(1,116,753)
Class C	(7,530)	(144,182)	41,320	947,601
Class I	1,017,489	19,152,456	(140,595)	(3,230,539)
		$ (81,178,964)		$ (365,388,992)

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund, Inc.
The New Germany Fund, Inc.
The Central European Equity Fund, Inc.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Principal Underwriter	Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes

Notes

1 The Russell 1000 Value Index measures the performance of large company stocks with lower price-to-book ratios and lower forecasted growth values than the overall market.